UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2017

CloudCommerce, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-13215	30-0050402
(Commission File Number)	(I.R.S. Employer Identification No.)

321 Sixth Street, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

(805) 964-3313

(Registrant's telephone number, including area code)

___________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A ("Form 8-K/A") amends the Current Report on Form 8-K filed by CloudCommerce with the Securities and Exchange Commission ("SEC") on August 2, 2017 ("Original Form 8-K").

SECTION 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)	Financial Statement of Businesses Acquired.

On August 1, 2017, CloudCommerce, Inc., a Nevada corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Plan of Merger”) with Parscale Creative, Inc., a Nevada corporation (“Parscale”), Bradley Parscale (the “Parscale Shareholder”), and Parscale Digital, Inc., a newly formed Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) pursuant to which Parscale merged with and into Merger Sub (the “Merger”). Pursuant to the terms of the Plan of Merger, the Parscale Shareholder received ninety thousand (90,000) shares (the “Stock Consideration”) of the Company’s newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock”), with a stated value of $100 per share, in exchange for the cancellation of his stockholding in Parscale. The Articles of Merger were filed with the Secretary of State of the State of Nevada on August 1, 2017 (the “Effective Time”) and at that time, the separate legal existence of Parscale ceased, and Merger Sub became the surviving company in the Merger and shall continue its corporate existence under the laws of the State of Nevada under the name “Parscale Digital, Inc.”

At the Effective Time of the Merger, automatically by virtue of the Merger, each share of Parscale that was issued and outstanding immediately prior to the Effective Time was converted, on a prorata basis, into validly issued, fully paid and nonassessable shares of Series D Preferred Stock representing their pro rata interest in Parscale and the Stock Consideration.

On August 2, 2017, the Company filed a Current Report on Form 8-K disclosing the entering into the Merger Agreement and closing the Merger.

This Report amends the Report filed by the Company on August 2, 2017 to include audited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses for the acquisition of Parscale.

The description of the Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the Agreement incorporated herein by reference.

(b)	Pro Forma Financial Information.

Please see attached Exhibits 99.2, 99.3, and 99.4.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of August 1, 2017, by and among CloudCommerce, Inc., Parscale Creative, Inc., Bradley Parscale and Parscale Digital, Inc. (Previously filed)
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2.2	Purchase Agreement, dated August 1, 2017, by and among CloudCommerce, Inc., Parscale Media, LLC, and Bradley Parscale (Previously filed)
3.1	Certificate of Designation of Series D Preferred Stock (Previously filed)
3.2	Certificate of Designation of Series C Preferred Stock (Previously filed)
10.1	Exchange Agreement, dated July 31, 2017, by and between CloudCommerce, Inc., and Bountiful Capital, LLC (Previously filed)
10.2	Management Services Agreement, dated August 1, 2017, by and between CloudCommerce, Inc., and Parscale Creative, Inc. (Previously filed)
10.3	Management Services Agreement, dated August 1, 2017, by and between CloudCommerce, Inc., and Parscale Media, LLC (Previously filed)
10.4	Advisory Agreement, dated August 1, 2017, with Jill Giles (Previously filed)
99.1	Press Release issued August 1, 2017 (Incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K, filed on August 2, 2017)
99.2	Audited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses for Parscale Creative, as of and for the years ended December 31, 2016 and December 31, 2015.
99.3	Unaudited abbreviated statements of assets acquired and liabilities assumed and of revenues and direct expenses for Parscale Creative, as of and for the six months ended June 30, 2017 and June 30, 2016.
99.4	Unaudited pro forma condensed financial statement information of the Company, as of and for the years ended June 30, 2017 and June 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 7, 2019

/s/_Andrew Van Noy_________________

Andrew Van Noy, Chief Executive Officer

and President

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